EXHIBIT 99.1
                            GREATER COMMUNITY BANCORP

                       NOMINATING AND CORPORATE GOVERNANCE
                                COMMITTEE CHARTER

                            Purposes of the Committee

     The Nominating and Corporate Governance Committee (the "Committee") of Greater Community Bancorp (the "Company") is appointed by the Company's Board of Directors (the "Board") for the following purposes:

     1. when so requested by the Board, to assist the Board by identifying individuals qualified to become Board members, and to recommend to the Board, consistent with the criteria set forth in the Corporate Governance Guidelines, director nominees for election at the next annual meeting of shareholders or any special meeting of shareholders at which directors are to be elected, as well as nominees to fill any vacancies occurring on the Board between annual meetings of shareholders;

     2. to develop and recommend to the Board the Corporate Governance Guidelines applicable to the Company, which at a minimum shall address guidelines relating to the following:

          a.   director qualifications and standards;

          b.   director responsibilities;

          c.   director orientation and continuing education;

          d. limitations on service on boards of directors of other companies whose securities are publicly-traded;

          e.   director access to management and records; and

          f.   management succession;

     3. to develop criteria for self-assessment of the Board, and the effectiveness of their functioning, and to lead the Board in its annual review of the performance of the Board;

     4. to recommend to the Board the creation of new Board committees, revisions to the scope of duties and responsibilities of existing committees, and the elimination of existing committees;

     5.   to recommend to the Board director nominees for each Board committee;

     6. to review and revise as necessary the Company's Code of Ethics, including the scope of "blackout periods" for trading by directors, executive officers and employees in the Company's stock;

     7. to review the Board's adherence to the Company's Corporate Governance Guidelines and its Code of Ethics; and

     8. to review recommendations from shareholders regarding director governance and director candidates.


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                              Committee Membership

     The Committee shall consist of three or more members of the Board, the exact number to be established by the Board from time to time. The members of Committee shall, in the judgment of the Board, meet the requirements of the Securities and Exchange Commission and the Nasdaq Stock Market, Inc. relating to the independence of directors of a company whose securities are listed on the Nasdaq National Market. The members of the Committee shall also be financially literate, have business management experience and be familiar with the Company's regulatory framework.

     The Board shall appoint and replace the members of the Committee.

                    Committee Authority and Responsibilities

     1. The Committee shall actively seek and identify individuals qualified to become Board members for recommendation to the Board for election at each annual meeting of shareholders or at any special meeting of shareholders at which directors are to be elected and when vacancies occur in the Board. The Committee shall recommend to the Board the director nominees for election at the next annual meeting of shareholders. The Committee shall consider and recommend candidates for appointment to the Board to the extent that vacancies arise between annual meetings of shareholders.

     2. The Committee shall receive comments from all directors and shall report annually to the Board with an assessment of the performance of the Board and its committees, to be discussed with the full Board following the end of each fiscal year. The Committee will consider the appropriateness of continued service of Directors who experience a material change in their outside responsibilities or health, and questions regarding their adherence to the Company's Corporate Governance Guidelines and its Code of Ethics.

     3. The Committee shall review and reassess the adequacy of the Company's Corporate Governance Guidelines and recommend any proposed changes to the Board for approval.

     4. The Committee shall make annual reports to the full Board regarding the Committee's activities.

     5. The Committee shall review on an annual basis the size, composition and needs of the Board and make recommendations to the Board regarding same.

     6. The Committee shall consider and make recommendations concerning the compensation to be received by members of the Board and the Committees.

     7. The Committee shall consider and make recommendations with respect to the efficient functioning of the Board.

     8. At least annually, the Committee shall review the management succession plan and report to the Board the results of its evaluation, including recommendations for changes to the management succession plan.

     9. The Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

     10. Nothing in this Charter shall be construed as, or deemed to constitute, a delegation by the full Board of Directors to the Committee of the full Board's ultimate responsibility for the Company's compliance with its compliance policies and programs and with applicable laws and regulations.


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                Criteria forNomination to the Board of Directors

     Each individual nominated by the Committee to serve on the Board of Directors shall, in the Committee's judgment, satisfy the following criteria (the "Minimum Criteria") together with such other criteria as the Committee shall establish:

     Such nominee shall satisfy all applicable laws, rules, regulations and listing standards applicable to the Company.

     Such nominee shall have business experience and professional experience that will enable the nominee to provide useful input to the Board in its deliberations.

     Such nominee's business experience, professional experience and areas of expertise will enhance the overall composition of the Board.

     Such nominee shall have a reputation for honesty and ethical conduct.

     Such nominee shall have a working knowledge of the types of responsibilities expected of members of the board of directors of a corporation whose securities are publicly traded.

     Such nominee must be, or agree to become, the beneficial owner of at least 1,000 shares of the Company's common stock.

Procedures to be Followed with Respect to the Submission of Names of Director Candidates for Consideration by the Committee

     The Committee will utilize the following procedures (the "Minimum Procedures") in considering any candidate for election to the Board at an annual meeting of shareholders, other than candidates who have previously served on the Company's Board or who are recommended by the full Board.

     A recommendation for an individual to be considered as a candidate for election as a director at an annual meeting of shareholders of the Company must be in writing and must be delivered to the Secretary of the Company at its principal executive office, currently 55 Union Boulevard, Totowa, New Jersey 07512, not later than the close of business on the one hundred twentieth (120th) day nor earlier than the one hundred eightieth (180th) day prior to the first anniversary of the preceding year's annual meeting of shareholders; provided, however, that if the date of the annual meeting of shareholders is advanced more than thirty (30) days prior to or advanced more than thirty (30) days after the first anniversary of the preceding year's annual meeting, a candidate's name must be delivered not later than the close of business on the tenth (10th) day following the day on which public announcement of the date of such annual meeting of shareholders is first made.

     Such recommendation shall set forth the following information as to each recommended individual:

     - The candidate's name, address and contact information, and the number of shares of the Company owned by the candidate. If the candidate is not a holder of record, appropriate evidence of the candidate's share ownership should be provided.

     - A statement of the candidate's business, professional and educational experience.

     - The candidate's written consent to be named in the proxy statement as a nominee and to serve as a director if elected.


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     -    A statement detailing all relationships between the candidate, on the one hand, and the Company and its subsidiaries, on the other hand.

     - All other information relating to such person that is required to be disclosed in solicitations for proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended.

     - Information that will enable the Committee to determine whether the candidate satisfies the Minimum Criteria and any Additional Criteria (as defined below) established by the Committee.

     - Detailed information about any relationship between the candidate and the proposing shareholder.

     If the person making the recommendation for consideration of a candidate is a shareholder of the Company, the submission must include the following information:

     - The name and address of the recommending shareholder as they appear on the Company's books and the number of shares of the Company's common stock owned beneficially by such shareholder. If the shareholder is not a shareholder of record, appropriate evidence of the shareholder's ownership must also be submitted.

     In the event a director is to be elected at a special meeting of shareholders or is to be elected by the Board to fill a vacancy on the Board, the Committee shall develop procedures designed to conform, as nearly as practicable, to the procedures applicable to the nomination of candidates for election at annual meetings of shareholders.

     The Committee may, but shall not be required to, develop other procedures designed to supplement the Minimum Procedures.

               Processes to be Followed in Considering Candidates

     Candidates to serve on the Board shall be identified from such sources as shall be available to the Committee, including without limitation recommendations made by shareholders and other third parties.

     There shall be no differences in the manner in which the Committee evaluates director candidates recommended by shareholders and director candidates recommended by the Committee or management, except that no specific process shall be mandated with respect to the recommendation of any current or former members of the Board. The evaluation process shall include (a) a review of the information provided to the Committee by the proponent, (b) a review of reference letters from at least two sources that the Committee considers to be reputable, (c) a personal interview of the candidate, and (d) a review of such other information as the Committee determines to be relevant.

                      Meetings of the Nominating Committee

     The Committee shall meet as often as necessary to carry out its responsibilities, but not less frequently than once each year. The Committee shall keep minutes of its proceedings, which shall be reported to the Board. Unless the full Board designates a member of the Committee to serve as the Committee's Chairperson, the members of the Committee, acting by a majority vote of the full Committee membership, may appoint from among their number a person to act as Chairperson and to preside at their meetings. At the discretion of the Chairperson of the Committee, but at least once each year for all or a portion of a meeting of the Committee, the members of the Committee shall meet in executive session, without any members of management present.